Commitments, Contingencies and Guarantees (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
Minimum rental commitments for the rental of office and production premises and equipment under non-cancellable leases net of sublease income, some of which provide for rental adjustments due to increased property taxes and operating costs for 2012 and thereafter, are as follows:

Period	Amount
2013	$37,533
2014	36,647
2015	34,839
2016	30,132
2017	26,078
2018 and thereafter	95,427
$260,656